Exhibit 99.2

Small Cap Equity REIT Silver

Table of Contents

Forward Looking Statements 3 Corporate Profile 4 Highlights 5 2015 Outlook 6 Summary Information 7 Summary Balance Sheet 8 Summary Income Statement 9 FFO, Normalized FFO & Adjusted FFO 10 Outstanding Debt 11 Core Debt to Core EBITDA 12 Debt Information 13 Property Portfolio 14 Property Portfolio Footnotes 15 Development Pipeline 16 Acquisitions & Dispositions 17 Construction Business Summary 18 Same Store NOI by Segment 19 Top 10 Tenants by Annualized Base Rent 20 Office Lease Summary 21 Office Lease Expirations 22 Retail Lease Summary 23 Retail Lease Expirations 24 Net Asset Value Component Data 26 Appendix—Definitions & Reconciliations 27 Definitions 28 Reconciliation to Property Portfolio NOI 32 Reconciliation to GAAP Net Income 34

2

Forward Looking Statements

This Supplemental Information should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, and the unaudited condensed consolidated financial statements appearing in our press release dated November 3, 2015, which has been furnished as Exhibit 99.1 to our Form 8-K filed on November 3, 2015. The Company makes statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC.

3

Corporate Profile

Armada Hoffler Properties, Inc. (NYSE: AHH) is a full service real estate company that develops, constructs and owns institutional grade office, retail and multifamily properties in the Mid-Atlantic United States. The Company also provides general contracting and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes.

Board of Directors

Daniel A. Hoffler	Executive Chairman of the Board
A. Russell Kirk	Vice Chairman of the Board
Louis S. Haddad	Director
John W. Snow	Lead Independent Director
George F. Allen	Independent Director
James A. Carroll	Independent Director
James C. Cherry	Independent Director
Eva S. Hardy	Independent Director
Joseph W. Prueher	Independent Director

Corporate Officers

Louis S. Haddad	President and Chief Executive Officer
Anthony P. Nero	President of Development
Shelly R. Hampton	President of Asset Management
Eric E. Apperson	President of Construction
Michael P. O'Hara	Chief Financial Officer and Treasurer
Eric L. Smith	Chief Investment Officer and Corporate Secretary

Analyst Coverage

Janney, Montgomery, & Scott LLC
Robert Stevenson
(646) 840-3217
robertstevenson@janney.com

Raymond James & Associates
Bill Crow
(727) 567-2594
rj.milligan@raymondjames.com

Robert W. Baird & Co.
David Rodgers
(216) 737-7341
drodgers@rwbaird.com

Stifel, Nicolaus & Company, Inc.
John Guinee
(443) 224-1307
jwguinee@stifel.com

Wunderlich Securities
Craig Kucera
(540) 277-3366
ckucera@wundernet.com

Investor Relations Contact

Michael P. O'Hara
Chief Financial Officer and Treasurer
(757) 366-6684
mohara@armadahoffler.com

ARMADA HOFFLER PROPERTIES

4

Highlights

• Funds September From 30, Operations 2015 compared (“FFO”) to of FFO $10.7 of million, $7.3 million, or $0.25 or $ per 0.21 diluted per diluted share, share, for the for quarter the quarter ended ended September 30, 2014.

• Normalized 2015 compared FFO to of Normalized $11.0 million, FFO or of $ 0.26 $7.5 per million, diluted or $ share, 0.22 per for diluted the quarter share, ended for the September quarter ended 30, September 30, 2014.

• The share, Company from its raised previous its 2015 guidance full-year range Normalized of $0.88 to FFO $0.91 guidance per diluted range share. to $0.91 to $0.93 per diluted

• Core operating property portfolio occupancy up to 95.6% compared to 95.1% as of September 30, 2014.

• Increased 5.7% compared quarterly to the GAAP third Same quarter Store of Net 2014. Operating Income (“NOI”) 2.9% and cash Same Store NOI

• Added Providence 225,000 Plaza square in Charlotte, feet to the North Company’s Carolina, core Columbus operating Village property in Virginia portfolio Beach, with Virginia the acquisitions and of

Socastee Commons in Myrtle Beach, South Carolina.

• Stabilized Encore Apartments in the Town Center of Virginia Beach, Virginia and Liberty Apartments in

Newport added both News, to the Virginia, Company’s representing core operating 483 residential property units portfolio. at a combined occupancy of 91.9%, and

• In October, the Company:

– Agreed area of to Baltimore, invest up Maryland to $23.0 with million options in the to new acquire Point a Street controlling Apartments interest development upon the project’s project completion. in the Harbor Point

– Completed representing the a 20% sale profit. of the recently delivered Oceaneering International office building for $30.0 million,

2015 Outlook

The Company raised 2015 full-year Normalized FFO guidance due to better than expected multifamily leasing and third party construction gross profit. The following table outlines the Company’s assumptions along with Normalized FFO per share estimates for the full-year 2015.

Full-year 2015 Guidance [1] Expected Ranges

Total GAAP NOI $53.7M $53.9M

Construction company annual segment gross profit $5.8M $6.1M

General and administrative expenses $8.3M $8.5M

Interest expense $13.3M $13.5M

Normalized FFO per diluted share [2] $0.91 $0.93

[1] Excludes the impact of any future, unannounced acquisitions, dispositions or other capital markets activity, except for the announced disposition of Oceaneering and additional shares that may be issued under the ATM program, assuming favorable market conditions.

[2] Normalized FFO excludes certain items, including debt extinguishment losses, property acquisition costs, mark-to-market adjustments for interest rate derivatives and other non-comparable items. See

“Non-GAAP Financial Measures.” In addition, the calculation of Normalized FFO assumes 41.1 million weighted average shares and units outstanding, including shares issued under the ATM program.

Summary Information

Amounts in thousands, except per share data

	Three months ended				
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
OPERATIONAL METRICS					
Rental revenues	$21,303	$19,908	$18,190	$17,521	$16,713
General contracting and real estate services revenues	53,822	47,066	29,071	32,060	31,532
Rental properties Net Operating Income (NOI)	14,382	13,318	11,773	11,572	10,819
General contracting and real estate services gross profit	2,106	1,783	929	1,113	1,064
EBITDA [1]	14,290	12,195	9,844	10,597	10,012
Net income	4,337	10,285	8,118	5,226	2,754
Funds From Operations (FFO)	10,654	8,841	6,829	7,991	7,321
FFO per diluted share	**$0.25**	**$0.22**	**$0.17**	**$0.20**	**$0.21**
Normalized FFO	10,996	9,675	7,374	8,156	7,464
Normalized FFO per diluted share	**$0.26**	**$0.24**	**$0.19**	**$0.20**	**$0.22**
CAPITALIZATION					
Total common shares outstanding	26,261	25,855	25,084	25,023	25,019
Operating Partnership ("OP") units outstanding	16,043	14,769	14,776	14,776	14,776
Common shares and OP units outstanding	42,304	40,624	39,860	39,799	39,795
Market price per common share	$9.77	$9.99	$10.66	$9.49	$9.08
Equity market capitalization	413,310	405,834	424,908	377,693	361,339
Total debt	420,145	386,871	381,072	359,229	335,792
Total market capitalization	833,455	792,705	805,980	736,922	697,131
Less: cash	(19,434)	(30,446)	(35,505)	(30,107)	(21,526)
Total enterprise value	$814,021	$762,259	$770,475	$706,815	$675,605
BALANCE SHEET METRICS					
Core debt/enterprise value	46.9%	40.3%	33.2%	34.6%	35.7%
Fixed charge coverage ratio	3.3x	3.0x	2.6x	3.1x	2.9x
Core Debt/Annualized Core EBITDA	6.9x	6.7x	6.9x	6.1x	6.3x
CORE PORTFOLIO OCCUPANCY					
Office [2]	95.5%	94.6%	93.5%	95.2%	94.8%
Retail [2]	96.2%	95.6%	97.4%	96.4%	94.7%
Multifamily [3]	94.9%	96.5%	96.6%	95.7%	96.6%
Weighted Average [4]	95.6%	95.3%	95.6%	95.7%	95.1%

(1) Excludes gains on real estate dispositions
(2) Office and retail occupancy based on occupied square feet as a % of respective total
(3) Multifamily occupancy based on occupied units as a % of respective total
(4) Total occupancy weighted by annualized base rent

Armada Hoffler Properties

7

SUMMARY BALANCE SHEET

$ in thousands

As of

9/30/2015 12/31/2014

Assets (Unaudited)

Real estate investments:

Income producing property $649,029 $513,918

Held for development 1,180 -

Construction in progress 35,407 81,082

Accumulated depreciation (129,996) (116,099)

Net real estate investments 555,620 478,901

Real estate investments held for sale — 8,538

Cash and cash equivalents 15,191 25,883

Restricted cash 4,243 4,224

Accounts receivable, net 22,006 20,548

Construction receivables, including retentions 48,097 19,432

Costs and estimated earnings in excess of billings 289 272

Other assets 48,647 33,108

Total Assets $694,093 $590,906

Liabilities and Equity

Indebtedness $420,145 $359,229

Accounts payable and accrued liabilities 6,278 8,358

Construction payables, including retentions 54,159 42,399

Billings in excess of costs and estimated earnings 2,512 1,053

Other liabilities 25,350 17,961

Total Liabilities 508,444 429,000

Total Equity 185,649 161,906

Total Liabilities and Equity $694,093 $590,906

8

SUMMARY INCOME STATEMENT

Amounts in thousands, except per share data

Three months ended Nine Months Ended

9/30/2015 9/30/2014 9/30/2015 9/30/2014

Revenues (Unaudited)

Rental revenues $21,303 $16,713 $59,401 $47,225

General contracting and real estate services 53,822 31,532 129,959 71,261

Total Revenues 75,125 48,245 189,360 118,486

Expenses

Rental expenses 4,865 4,414 14,256 12,230

Real estate taxes 2,056 1,480 5,672 4,231

General contracting and real estate services 51,716 30,468 125,141 67,807

Depreciation and amortization 6,317 4,567 16,991 12,593

General and administrative 1,873 1,741 6,297 5,768

Acquisition, development & other pursuit costs 288 174 1,050 174

Impairment charges — 15 23 15

Total Expenses 67,115 42,859 169,430 102,818

Operating Income 8,010 5,386 19,930 15,668

Interest expense (3,518) (2,734) (9,922) (7,977)

Loss on extinguishment of debt (3) — (410) -

Gain on real estate dispositions —— 13,407 -

Other income (loss) (34) 59 (182) (23)

Income before taxes 4,455 2,711 22,823 7,668

Income tax benefit (provision) (118) 43 (83) (135)

Net Income $4,337 $2,754 $22,740 $7,533

Per Diluted Share $0.10 $0.08 $0.56 $0.23

Weighted Average Shares -Diluted 41,877 34,557 40,691 33,479

FFO, Normalized FFO & Adjusted FFO

$ in thousands, except per share data

	Three months ended				
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Funds From Operations			(Unaudited)		
Net income	$4,337	$10,285	$8,118	$5,226	$2,754
Depreciation and amortization	6,317	5,766	4,908	4,976	4,567
Gain on real estate dispositions	-	(7,210)	(6,197)	(2,211)	-
FFO	**$10,654**	**$8,841**	**$6,829**	**$7,991**	**$7,321**
FFO per diluted share	$0.25	$0.22	$0.17	$0.20	$0.21
Normalized FFO					
Acquisition costs	288	591	171	55	174
Loss on extinguishment of debt	3	180	227	-	-
Impairment charges	-	23	-	-	15
Derivative (income) losses	51	40	147	110	(46)
Normalized FFO	**$10,996**	**$9,675**	**$7,374**	**$8,156**	**$7,464**
Normalized FFO per diluted share	$0.26	$0.24	$0.19	$0.20	$0.22
Adjusted FFO					
Non-cash stock compensation	173	203	379	197	198
Acquisition costs	(288)	(591)	(171)	(55)	(174)
Tenant improvements, leasing commissions[1]	(992)	(756)	(484)	(3,114)	(981)
Leasing incentives[1]	-	-	-	(334)	(65)
Property related capital expenditures	(640)	(366)	(149)	(583)	(355)
Non-cash interest expense	233	240	318	104	117
GAAP Adjustments					
Net effect of straight-line rents	(309)	(545)	(646)	(394)	(803)
Amortization of leasing incentives & above (below) market rents	170	217	177	172	144
Government development grants	300	-	-	-	300
AFFO	**$9,643**	**$8,077**	**$6,798**	**$4,149**	**$5,845**
AFFO per diluted share	$0.23	$0.20	$0.17	$0.10	$0.17

(1) Excludes first generation rental space.

Armada Hoffler Properties

10

OUTSTANDING DEBT

$ in thousands Debt Maturities & Principal Payments

Effective Rate as of Amount Outstanding

Debt Stated Rate 9/30/2015 Maturity Date 2015 2016 2017 2018 2019 Thereafter as of 9/30/2015

Secured Notes Payable—Core Debt

249 Central Park Retail 5.99% 5.99% 9/8/2016 73 15,282 15,355

South Retail 5.99% 5.99% 9/8/2016 32 6,742 6,774

Fountain Plaza Retail 5.99% 5.99% 9/8/2016 37 7,641 7,678

Encore Apartments L+1.95% 2.15% 1/30/2017 25,184 25,184

North Point Note 5 L+2.00% 3.57% (1) 2/1/2017 6 21 643 670

Harrisonburg Regal 6.06% 6.06% 6/8/2017 50 207 3,256 3,513

Commonwealth of Virginia—Chesapeake L+1.90% 2.10% 8/28/2017 4,933 4,933

Hanbury Village 6.67% 6.67% 10/11/2017 64 261 20,709 21,034

Sandbridge Commons L+1.85% 2.05% 1/17/2018 238 247 8,188 8,673

Oceaneering L+1.75% 1.95% 2/28/2018 300 360 18,047 18,707

Columbus Village Note 1 L+2.00% 3.05% (1) 4/5/2018 41 171 179 6,079 6,470

Columbus Village Note 2 L+2.00% 2.20% 4/5/2018 13 44 47 2,217 2,321

North Point Center Note 1 6.45% 6.45% 2/5/2019 46 193 205 219 9,352 10,015

Socastee Commons(2) 4.57% 4.57% 1/6/2023 22 90 95 100 105 4,567 4,979

North Point Center Note 2 7.25% 7.25% 9/15/2025 23 98 105 113 121 2,225 2,685

Smith’s Landing 4.05% 4.05% 6/1/2035 183 730 760 791 824 18,115 21,402

Liberty Apartments(2) 5.66% 5.66% 11/1/2043 75 308 325 344 364 18,971 20,387

The Cosmopolitan 3.75% 3.75% 7/1/2051 156 636 660 686 712 43,825 46,675

Total—Secured Core Debt $ 822 $32,961 $57,708 $36,784 $11,477 $87,703 $ 227,455

Secured Notes Payable—Development Pipeline

4525 Main Street L+1.95% 2.15% 1/30/2017 31,613 31,613

Lightfoot Marketplace L+1.90% 2.10% 11/14/2017 6,374 6,374

Total—Development Pipeline —— 37,987 ——— 37,987

Total Secured Notes Payable $ 822 $32,961 $95,695 $36,784 $11,477 $87,703 $ 265,442

Unsecured Core Debt

Senior unsecured line of credit L+1.40%—2.00% 1.75% 2/20/2019 106,000 106,000

Senior unsecured term loan L+1.35%—1.95% 1.70% (1) 2/20/2020 50,000 50,000

Total—Unsecured Core Debt ———— 106,000 50,000 156,000

Unamortized fair value adjustments (10) (37) (39) (40) (41) (1,130) (1,297)

Total Notes Payable $ 812 $32,924 $95,656 $36,744 $117,436 $136,573 $ 420,145

Balloon Payments — 29,281 92,409 34,413 115,333 55,567 327,003

Principal amortization 812 3,643 3,247 2,331 2,103 81,006 93,142

Total Consolidated Debt $ 812 $32,924 $95,656 $36,744 $117,436 $136,573 $ 420,145

Fixed-rate Debt(3) 799 32,342 26,898 8,292 11,436 136,573 216,340

Variable-rate Debt(4) 13 582 68,758 28,452 106,000 — 203,805

Total Consolidated Debt $ 812 $32,924 $95,656 $36,744 $117,436 $136,573 $ 420,145

(1)	Subject to an interest rate swap lock.
(2)	Principal balance excluding any unamortized fair value adjustments recognized upon acquisition.
(3)	Includes debt subject to interest rate swap locks. 30 Day LIBOR 0.199%
(4)	Excludes debt subject to interest rate swap locks.

CORE DEBT TO CORE EBITDA

$ in thousands

Three months ended

9/30/2015 6/30/2015 3/31/2015 12/31/2014 9/30/2014

Net Income $4,337 $10,285 $8,118 $5,226 $2,754

Excluding:

Interest expense 3,518 3,358 3,046 2,671 2,734

Income tax 118 (4) (31) (65) (43)

Depreciation and amortization 6,317 5,766 4,908 4,976 4,567

Gain on real estate dispositions — (7,210) (6,197) (2,211) -

EBITDA $14,290 $12,195 $9,844 $10,597 $10,012

Adjustments to EBITDA:

Loss on extinguishment of debt 3 180 227 — -

Derivative (income) losses 51 40 147 110 (46)

Non-cash stock compensation 173 203 379 197 198

Development Pipeline (738) (1,086) (1,386) (802) (523)

Total Other Adjustments (511) (663) (633) (495) (371)

Core EBITDA $13,779 $11,532 $9,211 $10,102 $9,641

Total Debt $420,145 $386,871 $381,072 $359,229 $335,792

Adjustments to Debt:

(Less) Development Pipeline (37,987) (79,460) (125,125) (114,716) (94,537)

Core Debt $382,158 $307,411 $255,947 $244,513 $241,255

Core Debt/Annualized Core EBITDA 6.9x 6.7x 6.9x 6.1x 6.3x

DEBT INFORMATION

$ in thousands

Total Debt Composition

Weighted Average Variable-rate Debt 5%

Percent of Debt Interest Rate Maturity

Secured vs. Unsecured Debt

Unsecured Debt 37.1% 1.7% 3.7 Yrs

Secured Debt 62.9% 4.0% 11.5 Yrs

Variable vs. Fixed-rate Debt

Variable-rate Debt(1) 48.4% 1.9% 3.0 Yrs

Fixed-rate & Hedged Debt (2)(3)(4) 95%

Fixed-rate Debt(2)(3) 51.6% 5.0% 17.0 Yrs

Fixed-rate and Hedged Debt(2)(3)(4) 95.2%

Total 3.1% 8.6 Yrs

Interest Rate Cap Agreements At or Below 1.50%

Effective Date Maturity Date Strike Rate Notional Amount Debt Maturities & Principal Payments

Debt	Maturities & Principal Payments

($ In Thousands)

$160,000

$140,000

$120,000

$100,000

$80,000

$60,000

$40,000

$20,000

$0

2015 2016 2017 2018 2019 2020 and thereafter

(1)	Excludes debt subject to interest rate swap locks.
(2)	Includes debt subject to interest rate swap locks.
(3)	Excludes unamortized fair value adjustments.
(4)	Includes interest rate caps greater than or equal to 1.50%

Property Portfolio

As of 9/30/15

Property	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF.[3]
Office Properties											
4525 Main Street	Virginia Beach, VA	✓	-	2014	-	237,893	237,893	-	57.8%	$3,830,938	$27.88
Armada Hoffler Tower[4]	Virginia Beach, VA	✓	100%	2002	323,966	-	323,966	95.8%	-	8,418,375	27.13
Commonwealth of VA - Chesapeake	Chesapeake, VA		-	2015	36,227	-	36,227	100.0%	-	645,927	17.83
Commonwealth of VA - Virginia Beach	Virginia Beach, VA		100%	2015	11,139	-	11,139	100.0%	-	245,058	22.00
Oceaneering	Chesapeake, VA		-	2015	154,000	-	154,000	100.0%	-	1,909,600	12.40
One Columbus	Virginia Beach, VA	✓	100%	1984	129,424	-	129,424	93.2%	-	2,874,579	23.84
Oyster Point	Newport News, VA		-	1989	100,139	-	100,139	83.8%	-	1,734,946	20.67
Richmond Tower	Richmond, VA		100%	2010	206,969	-	206,969	98.6%	-	7,885,208	38.64
Two Columbus	Virginia Beach, VA	✓	100%	2009	108,464	-	108,464	93.8%	-	2,687,851	26.41
Total / Weighted Average Office Portfolio[5]			**73%**		**1,070,328**	**237,893**	**1,308,221**	**95.5%**	**57.8%**	**$30,232,482**	**$26.08**
Retail Properties											
249 Central Park Retail[6]	Virginia Beach, VA	✓	-	2004	91,171	-	91,171	88.3%	-	$2,321,519	$28.83
Bermuda Crossroads	Chester, VA		100%	2001	111,566	-	111,566	100.0%	-	1,553,357	13.92
Broad Creek Shopping Center	Norfolk, VA		100%	1997-2001	227,659	-	227,659	98.8%	-	3,149,859	14.00
Columbus Village	Virginia Beach, VA	✓	-	1980-2013	65,746	-	65,746	100.0%	-	1,303,871	19.83
Commerce Street Retail[7]	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	788,234	41.11
Courthouse 7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	125,015	39.35
Dick's at Town Center	Virginia Beach, VA	✓	100%	2002	103,335	-	103,335	100.0%	-	1,221,866	11.82
Dimmock Square	Colonial Heights, VA		100%	1998	106,166	-	106,166	97.2%	-	1,711,475	16.59
Fountain Plaza Retail	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	1,035,184	28.79
Gainsborough Square	Chesapeake, VA		100%	1999	88,862	-	88,862	89.3%	-	1,203,218	15.16
Greentree Shopping Center	Chesapeake, VA		100%	2014	15,751	-	15,751	85.7%	-	281,918	20.87
Hanbury Village	Chesapeake, VA		32%	2006-2009	61,049	-	61,049	92.8%	-	1,349,742	23.82
Harrisonburg Regal	Harrisonburg, VA		-	1999	49,000	-	49,000	100.0%	-	683,550	13.95
North Point Center	Durham, NC		52%	1998-2009	215,690	-	215,690	95.9%	-	2,526,028	12.21
Parkway Marketplace	Virginia Beach, VA		100%	1998	37,804	-	37,804	92.9%	-	700,401	19.95
Perry Hall Marketplace	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,201,771	16.18
Providence Plaza	Charlotte, NC		100%	2007-2008	103,118	-	103,118	97.4%	-	2,490,026	24.78
Sandbridge Commons	Virginia Beach, VA		-	2015	16,155	-	16,155	79.8%	-	260,830	20.24
South Retail	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	100.0%	-	936,020	24.30
Socastee Commons	Myrtle Beach, SC		-	2000-2014	57,573	-	57,573	100.0%	-	661,896	11.50
Stone House Square	Hagerstown, MD		100%	2008	108,693	-	108,693	88.1%	-	1,524,901	15.92
Studio 56 Retail	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	100.0%	-	373,360	32.20
Total / Weighted Avg Retail Portfolio[8]			**66%**		**1,642,014** [11]	**-**	**1,642,014**	**96.2%**	**-**	**$27,404,041**	**$17.35**
Subtotal / Weighted Average Retail and Office Portfolio			**70%**		**2,712,342**	**237,893**	**2,950,235**	**95.9%**	**57.8%**	**$57,636,524**	**$21.05**
Retail Properties Subject to Ground Lease											
Bermuda Crossroads[9]	Chester, VA		-	2001	11,000	-	11,000	100.0%	-	$163,350	$14.85
Broad Creek Shopping Center[10]	Norfolk, VA		-	1997-2001	24,818	-	24,818	100.0%	-	588,126	23.70
Greentree Shopping Center	Chesapeake, VA		-	2014	5,088	-	5,088	100.0%	-	230,004	45.21
Hanbury Village[9]	Chesapeake, VA		-	2006-2009	55,586	-	55,586	100.0%	-	1,067,598	19.21
North Point Center[9]	Durham, NC		15%	1998-2009	280,556	-	280,556	100.0%	-	1,062,853	3.79
Sandbridge Commons	Virginia Beach, VA		-	2015	53,288	-	53,288	100.0%	-	583,000	10.94
Stone House Square	Hagerstown, MD		100%	2008	3,650	-	3,650	100.0%	-	165,000	45.21
Tyre Neck Harris Teeter[10]	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	508,134	10.40
Total / Weighted Avg Retail Portfolio Subject to Ground Leases			**19%**		**482,845**	**-**	**482,845**	**100.0%**	**-**	**$4,368,065**	**$9.05**
Subtotal / Total Weighted Average Retail (including ground leases) and Office Portfolio			**66%**		**3,195,187**	**237,893**	**3,433,080**	**96.5%**	**57.8%**	**$62,004,589**	**$19.25**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units Core Properties	Development Properties	Total	Core Occupancy[2]	Development Occupancy[2]	ABR[12]	ABR per Occupied RSF[13]
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	88.8%	-	$3,743,424	$1.74
Liberty Apartments[14]	Newport News, VA		-	2014	197	-	197	96.7%	-	2,210,148	1.34
Smith's Landing[15]	Blacksburg, VA		-	2009	284	-	284	100.0%	-	3,578,580	1.11
The Cosmopolitan[14]	Virginia Beach, VA	✓	-	2006	342	-	342	94.7%	-	6,150,660	1.63
Total / Weighted Avg Multifamily Portfolio			**-**		**1,109**	**-**	**1,109**	**94.9%**	**-**	**$15,682,812**	**$1.45**

ARMADA HOFFLER PROPERTIES

14

PROPERTY PORTFOLIO FOOTNOTES

1)The net rentable square footage for each of our office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. The net rentable square footage for each of our retail properties is the sum of (a) the square footage of existing leases, plus (b) for available space, the field verified square footage. 2)Occupancy for each of our office and retail properties is calculated as (a) square footage under executed leases as of September 30, 2015, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of September 30, 2015, divided by (b) total units available, expressed as a percentage.

3)For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for executed leases as of September 30, 2015 (defined as cash base rents (before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. ABR per leased square foot is calculated by dividing (a) ABR, by (b) square footage under executed leases as of September 30, 2015. In the case of triple net or modified gross leases, ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

4)As of September 30,2015, the Company occupied 18,984 square feet at this property at an ABR of $413,753 or $21.79 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP. In addition, effective March 1, 2013, the Company subleases approximately 5,000 square feet of space from a tenant at this property.

5)Includes square footage and ABR pursuant to leases for space occupied by the Company.

6)As of September 30, 2015, the Company occupied 8,995 square feet at this property at an ABR of $295,900, or $32.90 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP.

7)Includes $32,760 of ABR pursuant to a rooftop lease.

8)Reflects square footage and ABR pursuant to leases for space occupied by the Company.

9)Pursuant to this ground lease, the Company owns the land and the tenant owns the improvements thereto. The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease.

10)The Company leases the land underlying this property and re-leases it to our tenant under a ground lease pursuant to which our tenant owns the improvements on the land.

11)Excludes the square footage of land subject to ground leases.

12)For the properties in our multifamily portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for the month ended September 30, 2015 by (b) 12.

13)ABR per occupied rentable square foot is calculated by dividing (a) ABR, by (b) net rentable square footage of occupied units as of September 30, 2015.

14)The ABR for Liberty and Cosmopolitan excludes $205,000 and $918,000 from ground floor retail leases, concurrently. 15)The Company leases the land underlying this property pursuant to a ground lease.

Development Pipeline

$ in thousands

4525 Main Street



Johns Hopkins Village



Lightfoot Marketplace



Point Street Apts.



				Schedule[1]						
Development, Not Delivered	**Property Type**	**Estimated**	**% Leased**	**Start**	**Initial Occupancy**	**Stabilized Operation [2]**	**Estimated Cost[1]**	**Cost to Date**	**AHH Ownership %**	**Anchor Tenants**
Johns Hopkins Village Baltimore, MD	Multifamily	157 units	NA	1Q15	3Q16	4Q16	$68,000	$17,000	80%[3]	CVS[4]
Brooks Crossing Newport News, VA	Retail	38,000 sf	NA	3Q15	3Q16	1Q17	7,000	-	65%	LOI outstanding
Lightfoot Marketplace Williamsburg, VA	Retail	109,000 sf [5]	51%	3Q14	2Q16	2Q17	24,000	14,000	60%[3]	Harris Teeter
				Total Development, Not Delivered			99,000	31,000		
Development, Delivered Not Stabilized										
4525 Main Street Virginia Beach, VA	Office	239,000 sf	58%	1Q13	3Q14	4Q16	51,000	45,000	100%	Clark Nexsen, Development Authority of Virginia Beach, Anthropologie
						Total	150,000	$76,000		
Joint Ventures and Other Investments										
Point Street Apartments Inner Harbor Baltimore, MD $23M Mezzanine Loan at 8% interest	Multifamily	289 units	NA	1Q16	3Q17	3Q18	$93,000	-	Option to purchase up to 88% within 27 months of completion	

	Q3 2015	Year to Date
Capitalized Interest	$119	$639
Capitalized Overhead	$474	$1,591

(1) Represents estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners
(4) Ground floor retail tenant
(5) Includes space subject to ground lease

Armada Hoffler Properties

16

ACQUISITIONS & DISPOSITIONS

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price [1]	Purchase Date	Property Type	% Leased as of 9/30/15	Anchor Tenants
Providence Plaza	Charlotte, NC	103,118 sf	$26,200	3Q15	Retail	97%	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573 sf	$8,600	3Q15	Retail	100%	BiLo
Columbus Village	Virginia Beach, VA	65,746 sf	$21,025	3Q15	Retail	100%	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949 sf	$39,555	2Q15	Retail	93%	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166 sf	$19,662	3Q14	Retail	100%	Old Navy, Best Buy, Pier 1

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Disposition Date	Property Type	% Leased at closing & 9/30/15 for pending transactions	Anchor Tenants
Oyster Point	Newport News, VA	100,139 sf	$6,500	1Q17 [2]	Office	84%	GSA
Oceaneering	Chesapeake, VA	154,000 sf	$30,000	4Q15	Office	100%	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	$35,625	2Q15	Multifamily	26%	NA
Sentara Williamsburg	Williamsburg, VA	49,200 sf	$15,450	1Q15	Office	100%	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000 sf	$8,900	4Q14	Office	100%	Virginia Natural Gas



(1) Non-GAAP purchase price
(2) Anticipated closing date. The disposition is subject to customary conditions accordingly, there can be no assurance that this transaction will be completed on the terms set forth herein or at all.

ARMADA HOFFLER PROPERTIES

17

CONSTRUCTION BUSINESS SUMMARY

$ in thousands

Location Total Contract Value Work in Place as of 9/30/2015 Backlog Estimated Date of Completion

Highlighted Projects

Exelon Baltimore, MD $ 176,597 $ 127,855 $48,742 2Q 2016

27th Street Hotels Virginia Beach, VA 55,127 6,455 48,672 2Q 2017

Four Seasons Condominium Expansion Baltimore, MD 33,968 25,433 8,535 1Q 2016

Sub Total $ 265,692 $ 159,743 $105,949

All Other Projects 130,673 118,430 12,243

Total $ 396,365 $ 278,173 $118,192

Gross Profit Summary

Q3 2015 Trailing 12 Months

(Unaudited)

Revenue $53,822 $162,019

Expense (51,716) (156,088)

Gross Profit $2,106 $5,931

Same Store NOI by Segment

$ in thousands

	Three months ended 9/30/2015	Three months ended 9/30/2014	$ Change	% Change	Nine Months Ended 9/30/2015	Nine Months Ended 9/30/2014	$ Change	% Change
Office[1]				(Unaudited)				
Revenue	$6,113	$6,199	($86)	-1.4%	$18,516	$18,372	$144	0.8%
Expenses	2,033	2,097	(64)	-3.1%	6,162	6,123	39	0.6%
Net Operating Income	4,080	4,102	(22)	-0.5%	12,354	12,249	105	0.9%
Retail[1]								
Revenue	5,947	5,765	182	3.2%	17,818	17,206	612	3.6%
Expenses	1,786	1,739	47	2.7%	5,333	5,253	80	1.5%
Net Operating Income	4,161	4,026	135	3.4%	12,485	11,953	532	4.5%
Multifamily[1]								
Revenue	3,105	2,979	126	4.2%	9,069	8,664	405	4.7%
Expenses	1,342	1,386	(44)	-3.2%	3,913	3,874	39	1.0%
Net Operating Income	1,763	1,593	170	10.7%	5,156	4,790	366	7.6%
Same Store Net Operating Income (NOI), GAAP basis	$10,004	$9,721	$283	2.9%	$29,995	$28,992	$1,003	3.5%
Net effect of straight-line rents	24	(248)	272		(171)	(860)	690	
Amortization of lease incentives and above (below) market rents	135	145	(9)		415	453	(38)	
Same store portfolio NOI, cash basis	$10,163	$9,618	$546	5.7%	$30,240	$28,585	$1,655	5.8%
Cash Basis:								
Office	$4,016	$3,808	$208	5.5%	$11,984	$11,125	$859	7.7%
Retail	4,362	4,189	173	4.1%	13,010	12,585	425	3.4%
Multifamily	1,785	1,621	164	10.1%	5,246	4,874	371	7.6%
	$10,163	$9,618	$546	5.7%	$30,240	$28,585	$1,655	5.8%
GAAP Basis:								
Office	$4,080	$4,102	($22)	-0.5%	$12,354	$12,249	$105	0.9%
Retail	4,161	4,026	135	3.4%	12,485	11,953	532	4.5%
Multifamily	1,763	1,593	170	10.7%	5,156	4,790	366	7.6%
	$10,004	$9,721	$283	2.9%	$29,995	$28,992	$1,003	3.5%

(1) See page 31 for Same Store vs. Non - Same Store Properties

Armada Hoffler Properties

19

TOP 10 TENANTS BY ANNUALIZED BASE RENT

$ in thousands

As of September 30, 2015

Office Portfolio—Top 10 Tenants

Number Lease Annualized % of Office Portfolio % of Total Portfolio Tenant of Leases Expiration Base Rent Annualized Base Rent Annualized Base Rent

Williams Mullen 3 2026 $ 8,857 29.3% 11.4% Clark Nexsen 1 2029 2,438 8.1% 3.1% Oceaneering International, Inc. 1 2030 1,910 6.3% 2.5% Hampton University 2 2024 973 3.2% 1.3% Cherry Bekaert 3 2022 967 3.2% 1.2% Commonwealth of Virginia 2 2030 891 2.9% 1.1% GSA 1 2017 855 2.8% 1.1% Pender & Coward 1 2030 819 2.7% 1.1% Troutman Sanders 1 2025 806 2.7% 1.0% The Art Institute 1 2019 803 2.7% 1.0%

Top 10 Total $ 19,318 63.9% 24.9%

Retail Portfolio—Top 10 Tenants

Number Lease Annualized % of Retail Portfolio % of Total Portfolio Tenant of Leases Expiration Base Rent Annualized Base Rent Annualized Base Rent

Home Depot 2 2019 $ 2,190 6.9% 2.8% Harris Teeter 3 2030 2,014 6.3% 2.6% Food Lion 3 2020 1,283 4.0% 1.7% Dick’s Sporting Goods 1 2020 840 2.6% 1.1% Weis Markets, Inc. 1 2028 802 2.5% 1.0% Safeway Inc. 2 2021 798 2.5% 1.0% Regal Cinemas 1 2019 684 2.2% 0.9% PetSmart 2 2018 629 2.0% 0.8% Kroger 1 2018 553 1.7% 0.7% Yard House 1 2023 538 1.7% 0.7%

Top 10 Total $ 10,330 32.5% 13.3%

OFFICE LEASE SUMMARY

Renewal Lease Summary GAAP Cash

Number of Annual Weighted

Leases Net rentable Leases Net rentable Contractual Prior Rent Change in Contractual Prior Rent Annual Change Average Lease TI & LC Quarter Signed SF Signed Expiring SF Expiring Rent per SF per SF Rent per SF Rent per SF per SF in Rent per SF Term (yrs) TI & LC per SF Q3 2015 4 16,609 4 9,554 $23.69 $22.29 $1.40 $24.28 $23.81 $0.46 5.95 $138,923 $ 8.36 Q2 2015 — — — — — — — — — — — — -Q1 2015 1 1,120 1 2,153 37.00 37.00 — 37.00 37.00 — 4.00 3,315 2.96 Q4 2014 6 26,386 3 5,726 21.08 21.23 (0.15) 20.50 22.14 (1.65) 3.65 182,728 6.93

New Lease Summary

Number of Weighted

Leases Net rentable Contractual Average Lease TI & LC Quarter Signed SF Signed Rent per SF Term (yrs) TI & LC per SF Q3 2015 3 13,500 $21.37 6.02 $166,463 $12.33 Q2 2015 1 3,500 18.25 3.00 22,345 6.38 Q1 2015 — — — — — -Q4 2014 1 4,754 17.50 10.00 103,266 21.72

Square

Number of Footage of % Portfolio % of Portfolio Annualized Base Leases Leases Net Rentable Annualized Annualized Rent per Leased Year of Lease Expiration Expiring Expiring (1) Square Feet Base Rent Base Rent Square Foot

Available—148,868 11.4% $ — $ -2015 3 3,947 0.3% 86,547 0.3% 21.93 2016 14 22,037 1.7% 586,348 1.9% 26.61 2017 6 65,186 5.0% 1,577,882 5.2% 24.21 2018 20 160,652 12.3% 4,471,903 14.8% 27.84 2019 14 103,761 7.9% 2,476,291 8.2% 23.87 2020 6 52,028 4.0% 1,337,775 4.4% 25.71 2021 5 46,089 3.5% 1,100,317 3.6% 23.87 2022 3 48,117 3.7% 1,314,453 4.3% 27.32 2023 2 53,560 4.1% 1,141,494 3.8% 21.31 2024 3 60,751 4.6% 1,659,613 5.5% 27.32 2025 4 43,292 3.3% 1,261,673 4.2% 29.14 Thereafter 11 499,933 38.2% 13,218,187 43.7% 26.44

Total / Weighted Average 91 1,308,221 100.0% $ 30,232,482 100.0% $26.08

50.0%

43.7%

45.0%

40.0%

35.0%

30.0%

25.0%

20.0%

14.8%

15.0%

8.2%

10.0% 5.2% 4.4% 3.6% 4.3% 3.8% 5.5% 4.2%

5.0% 1.9%

0.3%

0.0%

2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Thereafter

(1) Includes development properties in lease up

RETAIL LEASE SUMMARY

Renewal Lease Summary GAAP Cash

Number of Weighted

Leases Net rentable Leases Net rentable SF Contractual Prior Rent Annual Change Contractual Prior Rent Annual Change Average Lease TI & LC Quarter Signed SF Signed Expiring Expiring Rent per SF per SF in Rent per SF Rent per SF per SF in Rent per SF Term (yrs) TI & LC per SF Q3 2015 11 28,760 5 24,491 $25.03 $24.67 $0.37 $23.96 $26.42 ($2.46) 2.68 $96,077 $ 3.34 Q2 2015 4 10,352 3 5,255 19.81 17.65 2.16 19.37 19.25 0.11 4.37 — -Q1 2015 — — 4 12,120 — — — — — — — — -Q4 2014 6 17,361 2 2,991 24.91 21.35 3.57 24.80 23.10 1.71 4.37 18,858 1.09

New Lease Summary

Number of Weighted

Leases Net rentable Contractual Average Lease TI & LC Quarter Signed SF Signed Rent per SF Term (yrs) TI & LC per SF Q3 2015 1 3,606 $19.00 10.00 $42,190 $11.70 Q2 2015 3 5,012 13.69 5.59 65,253 13.02 Q1 2015 4 20,531 18.00 9.08 1,575,260 76.73 Q4 2014 1 2,140 16.00 5.00 2,140 1.00

RETAIL LEASE EXPIRATIONS

Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot

Available - 62,762 3.8% $ - - $ -

2015 9 32,450 2.0% 655,891 2.4% 20.21

2016 38 96,600 5.9% 2,245,823 8.2% 23.25

2017 28 156,475 9.5% 2,325,545 8.5% 14.86

2018 44 231,083 14.1% 4,110,266 15.0% 17.79

2019 32 353,518 21.5% 5,326,354 19.4% 15.07

2020 30 219,092 13.3% 3,227,202 11.8% 14.73

2021 11 140,768 8.6% 2,227,907 8.1% 15.83

2022 10 91,978 5.6% 1,385,663 5.1% 15.07

2023 6 49,460 3.0% 1,331,093 4.9% 26.91

2024 7 54,779 3.3% 1,241,686 4.5% 22.67

2025 11 48,258 2.9% 1,365,099 5.0% 28.29

Thereafter 9 104,791 6.4% 1,961,510 7.2% 18.72

Total / Weighted Average 235 1,642,014 100.0% $27,404,041 100.0% $17.35

25.0%

19.4%

20.0%

15.0%

15.0%

11.8%

10.0% 8.2% 8.5% 8.1%

7.2%

5.1% 4.9% 4.5% 5.0%

5.0%

2.4%

0.0%

2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Thereafter

(1)	Includes development properties in lease up

COMPONENTS OF NET ASSET VALUE

Stabilized Portfolio Cash NOI ÷ Market Cap Rate = Stabilized Portfolio Value

Investment in Development Pipeline

Trailing 12 Months General Contracting and Real Estate Services x Appropriate Multiple = TRS Value

Other Assets

Liabilities

NAV

NET ASSET VALUE COMONENT DATA

In thousands

Stabilized Portfolio NOI (Cash) Taxable REIT Subsidiary (TRS) Three months ended Annualized Trailing 12 Months

9/30/2015 9/30/2015 9/30/2015 Diversified Portfolio General contracting and real estate services $5,931 Office $2,548 $10,191 Retail 4,826 19,302 Other Assets Multifamily 812 3,248 Other Assets As of 9/30/2015 Total Diversified Portfolio NOI $8,185 $32,741 Cash and Cash Equivalents $15,191 Restricted Cash 4,243 Virginia Beach Town Center Accounts Receivable 22,006 Office(1) $2,332 $9,329 Construction receivables, including retentions 48,097 Retail(1) 1,603 6,412 Other Assets 48,936 Multifamily 1,750 7,000 Total Other Assets $138,473 Total Virginia Beach Town Center NOI $5,685 $22,741

Liabilities & Share Count

Stabilized Portfolio NOI (Cash) $13,870 $55,482 As of 9/30/2015

Liabilities

Development Pipeline Mortgages and notes payable $420,145 Accounts payable and accrued liabilities 6,278 9/30/2015 Construction payables, including retentions 54,159 Income producing property $41,000 Other Liabilities 27,862 Construction in progress 30,000 Total Liabilities $508,444 Other assets 5,000 Total cost to date (p. 16) $76,000 Three months ended Share Count 9/30/2015 Land held for development 1,180 Weighted average common shares outstanding 25,958 Weighted average operating partnership (“OP”) Units Outstanding 15,919 Total weighted average common shares and OP units outstanding 41,877

(1)	Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes

APPENDIX-DEFINITIONS & RECONCILIATIONS

DEFINITIONS

Net Operating Income:

We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business.

Funds From Operations:

We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.

FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

DEFINITIONS

Normalized Funds From Operations:

We calculate Normalized Funds From Operations (“Normalized FFO”) as FFO calculated in accordance with the standards established by NAREIT, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other noncomparable items.

Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from NAREIT’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO.

Adjusted Funds From Operations:

We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, acquisition, development and other pursuit costs, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants.

Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

DEFINITIONS

EBITDA:

We calculate EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes and depreciation and amortization. We also exclude gains (or losses) from sales of depreciable operating property from our calculation of EBITDA. Management believes EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results.

Core EBITDA:

We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs.

Core Debt:

We calculate Core Debt as our total debt, excluding loans associated with our development pipeline.

Same Store Portfolio:

We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

Same Store vs. Non-Same Store Properties

	Comparison of Three Months Ended 9/30/2015 to 2014		Comparison of Nine Months Ended 9/30/2015 to 2014	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Office Properties				
4525 Main Street		X		X
Armada Hoffler Tower	X		X	
Commonwealth of VA - Chesapeake		X		X
Commonwealth of VA - Virginia Beach		X		X
Oceaneering		X		X
One Columbus	X		X	
Oyster Point	X		X	
Richmond Tower	X		X	
Sentara Williamsburg		X		X
Two Columbus	X		X	
Virginia Natural Gas		X		X
Retail Properties				
249 Central Park Retail	X		X	
Bermuda Crossroads	X		X	
Broad Creek Shopping Center	X		X	
Columbus Village		X		X
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dick's at Town Center	X		X	
Dimmock Square		X		X
Fountain Plaza Retail	X		X	
Gainsborough Square	X		X	
Greentree Shopping Center		X		X
Hanbury Village	X		X	
Harrisonburg Regal	X		X	
North Point Center	X		X	
Parkway Marketplace	X		X	
Providence Plaza		X		X
Perry Hall Marketplace		X		X
Sandbridge Commons		X		X
Socastee Commons		X		X
South Retail	X		X	
Stone House Square		X		X
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Multifamily Properties				
Encore Apartments		X		X
Liberty Apartments		X		X
Smith's Landing	X		X	
The Cosmopolitan	X		X	
Whetstone Apartments		X		X

ARMADA HOFFLER PROPERTIES
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RECONCILIATION TO PROPERTY PORTFOLIO NOI

$ in thousands

Three months ended 9/30 Nine Months Ended 9/30 2015 2014 2015 2014 Office Same Store(1) Rental revenues $6,113 $6,199 $18,516 $18,372 Property expenses 2,033 2,097 6,162 6,123 NOI 4,080 4,102 12,354 12,249 Non-Same Store NOI 1,520 842 4,049 1,661 Segment NOI $5,600 $4,944 $16,403 $13,910

Retail Same Store(1)

Rental revenues $5,947 $5,765 $17,818 $17,206 Property expenses 1,786 1,739 5,333 5,253 NOI 4,161 4,026 12,485 11,953 Non-Same Store NOI 2,074 265 3,927 296 Segment NOI $6,235 $4,291 $16,412 $12,249

Multifamily Same Store(1)

Rental revenues $3,105 $2,979 $9,069 $8,664 Property expenses 1,342 1,386 3,913 3,874 NOI 1,763 1,593 5,156 4,790 Non-Same Store NOI 784 (9) 1,502 (185) Segment NOI 2,547 1,584 $6,658 $4,605

Total Property Portfolio NOI $14,382 $10,819 $39,473 $30,764

(1)	See page 31 for Same Store vs. Non-Same Store Properties

RECONCILIATION TO PROPERTY PORTFOLIO NOI

$ in thousands

Three months ended 9/30/2015

Diversified Portfolio Office Retail Multifamily Total Cash NOI $2,548 $4,826 $812 $8,185 Net effect of straight-line rents 192 (16) 7 183 Amortization of lease incentives and (above) below market rents (12) 8 (13) (17) GAAP NOI $2,728 $4,818 $806 $8,351

Town Center of Virginia Beach Office Retail Multifamily Total Cash NOI $2,332 $1,603 $1,750 $5,685 Net effect of straight-line rents (4) (21) (9) (34) Amortization of lease incentives and (above) below market rents (25) (85) — (110) Elimination of AHH rent (170) (78) — (248) GAAP NOI $2,134 $1,419 $1,741 $5,294

GAAP NOI Office Retail Multifamily Total Diversified Portfolio $2,728 $4,818 $806 $8,351 Town Center of Virginia Beach 2,134 1,419 1,741 5,294 Unstabilized Properties 738 (1) — 737

Total Property Portfolio NOI $5,600 $6,235 $2,547 $14,382

Reconciliation to GAAP Net Income

$ in thousands

	Three months ended 9/30/2015					
	Office	Retail	Multifamily	Total Property Portfolio	General Contracting & Real Estate Services	Total
Segment revenues	$ 8,092	$ 8,523	$ 4,688	$ 21,303	$ 53,822	$ 75,125
Segment expenses	2,492	2,288	2,141	6,921	51,716	58,637
Net operating income	$ 5,600	$ 6,235	$ 2,547	$ 14,382	$ 2,106	$ 16,488
Depreciation and amortization						(6,317)
General and administrative expenses						(1,873)
Acquisition, development and other pursuit costs						(288)
Impairment charges						-
Interest expense						(3,518)
Loss on extinguishment of debt						(3)
Gain on real estate dispositions						-
Other income (loss)						(34)
Income tax benefit (provision)						(118)
Net income						$ 4,337

	Nine Months Ended 9/30/2015					
	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 23,847	$ 22,715	$ 12,839	$ 59,401	$ 129,959	$ 189,360
Segment expenses	7,444	6,303	6,181	19,928	125,141	145,069
Net operating income	$ 16,403	$ 16,412	$ 6,658	$ 39,473	$ 4,818	$ 44,291
Depreciation and amortization						(16,991)
General and administrative expenses						(6,297)
Acquisition, development and other pursuit costs						(1,050)
Impairment charges						(23)
Interest expense						(9,922)
Loss on extinguishment of debt						(410)
Gain on real estate dispositions						13,407
Other income (loss)						(182)
Income tax benefit (provision)						(83)
Net income						$ 22,740

Armada Hoffler Properties

34